NCR Confidential Q2 2013 EARNINGS CONFERENCE CALL BILL NUTI, CHAIRMAN AND CEO July 30, 2013

NCR Confidential NOTES TO INVESTORS 2 Comments made during this conference call and in these materials may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements use words such as “seek,” “potential,” “expect,” “strive,” “continue,” “continuously,” “accelerate,” “anticipate,” “outlook,” “intend,” “plan,” “target,” “believe,” “estimate,” “forecast,” “pursue” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could.” They include statements as to NCR’s anticipated or expected results and financial performance, including its outlook for 2013; projections of revenue, profit growth and other financial items, including its anticipated software revenue growth and its expectations regarding margin expansion; future business segment performance; expected benefits from the acquisition of Retalix Ltd., including with respect to cost synergy targets and the acquisition’s effect on the strength of its solutions portfolio; strategies and intentions regarding its pension plans and the effects thereof, including with respect to “Phase III” of its pension strategy; discussion of other strategic initiatives and related actions; and beliefs, expectations, intentions and strategies, among other things. Forward-looking statements are based on management’s current beliefs, expectations and assumptions, and involve a number of known and unknown risks and uncertainties, many of which are out of NCR’s control. These forward-looking statements are not guarantees of future performance, and there are a number of factors, risks and uncertainties, including those detailed from time to time in NCR’s SEC reports, including those listed in Item 1a “Risk Factors” of its Annual Report on Form 10-K, that could cause actual outcomes and results to differ materially from the results contemplated by such forward- looking statements. These materials are dated July 30, 2013, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and the related presentation materials will include “non-GAAP” measures, including non-pension operating income (or NPOI) and free cash flow (FCF), in an effort to provide additional useful information regarding NCR’s financial results. An explanation of these non-GAAP measures and a reconciliation of these non-GAAP measures to comparable GAAP measures are included in the portion of these presentation materials entitled “Supplementary Non-GAAP Materials” and are available on the Investor Relations page of NCR’s website at www.ncr.com. Descriptions of many of these non-GAAP measures, including free cash flow, are also included in NCR’s SEC reports. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together.

NCR Confidential 3 Q2 2013 KEY TAKEAWAYS NCR Reinvention continues; Demonstrated vision to execution Strong Software(1)/SaaS growth  Q2 Software(1) revenues of $190 million, up 44% y/y  Q2 SaaS revenues up 64% y/y  Software(1) revenue guidance of $725-$775M in 2013 and $1B in 2015 on track Expanding into new markets and adjacencies  Increasing diversification by vertical market, geography and channel  Hospitality and Retail deliver strong results - aided by software and services  Innovation driving demand, i.e. branch transformation, mobile, Omni-commerce  Retalix executing well; strong Q2 and winning new customers Services revenue up 13% y/y  Recurring revenue(2) up y/y  Professional Services revenue up 52% y/y Balancing growth initiatives with legacy issues to drive shareholder value  Continuous Improvement programs improving efficiency, productivity and cost  Pension Phase I & II complete; Phase III underway Executing transformational strategy to drive sustained long-term profitable growth and shareholder value (1) Software includes software, software as a service (SaaS) and software maintenance but excludes professional services associated with software delivery. (2) Recurring revenue is the sum of SaaS, hardware maintenance and software maintenance revenue.

NCR Confidential 4 Q2 2013 FINANCIAL HIGHLIGHTS Q2 2012 Q2 2013 REVENUE $1.54 billion $1.41 billion Q2 2012 Q2 2013 GROSS MARGIN(1) 28.9% 27.3% Q2 2012 Q2 2013 NPOI(1) $182 million $154 million All-time high (2) NPOI margin (3) OF 11.9% Full-year 2013 guidance(4) reaffirmed (1) See reconciliation of GAAP to non-GAAP measures in the Supplementary Non-GAAP Materials and/or on the investor relations page of NCR’s website. (2) Post AT&T Spin-off, excluding Teradata. (3) NPOI as a percentage of revenue. (4) See earnings release of NCR Corporation dated July 30, 2013. Up 9% y/y 10% on a constant currency(1) basis Up 160 bpts y/y Up 18% y/y

Q2 2013 LINE OF BUSINESS HIGHLIGHTS

Industry	Highlights	Key Developments
Financial 	▪ Revenue of $782M, a decrease of 1% y/y ▪ Operating margin of 12.1%, up 120 bps y/y ▪ Margin aided by lower costs & expenses ▪ Software growth of 3% y/y ▪ Continued U.S. market share gains 37 new customers in Q2; 537 since 1Q 2011	▪ Solid momentum in Branch Transformation; 136% revenue growth from 1Q13 and 52% increase in Interactive Teller customer base since end of 1Q13 ▪ Strong international performance offset by decline in North America (strong quarter in emerging markets) ▪ Sales funnel improving
Retail 	▪ Revenue of $515M, an increase of 26% y/y; 6% revenue growth excluding Retalix ▪ Operating income up $21M or 75% over prior year, including $16M from Retalix ▪ Operating margin of 9.5%, up 270 bps y/y ▪ Self-checkout revenue up 32% y/y ▪ Growth in software revenue of 111% y/y, 3% y/y growth excluding Retalix	▪ Retalix integration and performance better-than-expected; multiple big wins ▪ Solid revenue balance & performance driven by NAMER, EMEA and CLA ▪ Continued SMB focus (ex: Vantiv Mobile Checkout) ▪ Named world's largest supplier of retail self-checkout technology (70% market share) and #1 provider of retail IT product services support(1)

Hospitality

	▪ Revenue of $158M; 22% increase y/y
	▪ Operating margin of 17.1%, up 90 bps y/y
	▪ Expenses up 34%; significant investments in SaaS, Sales and R&D
	▪ North American SMB revenue up 39% y/y
	▪ SaaS revenues and application sites up 36% and 31% y/y, respectively
		▪ Software/SaaS growth driving margin improvement
		▪ Important customer wins (Dunkin' Donuts, Jamba Juice, Shake Shack)
		▪ Significant progress advancing innovative mobile and omni-commerce solutions
		  ▪ NCR Pulse Real-Time smartphone app
		  ▪ Guest Pad for iPad®-based mobile reservation support
		  ▪ LevelUp integration agreement

Emerging Industries 	▪ Revenue of $80M, down 5% y/y as expected, and operating margin of 13.8% ▪ Travel revenue up 72% y/y	▪ Travel – continued international wins & awards (Best Travel Industry Solution for Hertz ExpressRent units) ▪ Record 3.6M mobile barcodes delivered in May, up 59% y/y and 20% q/q ▪ T&T- master services agreement with NACR for unified communication projects in North America

(1) Source: RBR's "Global EPOS and Self-Checkout 2013" and Gartner's "Marketshare: IT Services, 2012" reports

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UPDATE: RETALIX ACQUISITION

NCR + Retalix **Strengthens NCR's position as a global leader in retail software and services**

KEY ACQUISITION OBJECTIVES

- Demonstrates commitment to be a leader in omni-channel retail solutions enabling effortless transactions across multiple touch points and channels
- Improves revenue mix with a higher percentage of software and services/SaaS, resulting in margin expansion
- Meaningful upside from cross-selling and hardware revenue synergy opportunities
- Expect ~ $5-$10 million of pre-tax cost synergies in 2013 and ~ $20-25M of annualized pre-tax cost synergies in three years
- Expect to be accretive to non-GAAP earnings per share(1) for FY2013

PROGRESS UPDATE

- Closed transaction on Feb. 6th; integration started immediately
- Q2 2013 revenue of $82M and operating income of $16M
- On track to exceed cost and revenue synergy targets
- Better-than-expected customer and market acceptance
- Sales funnel continues to grow
- Several new wins in Q2 2013
- Talented people moving into NCR positions of increasing responsibility

(1) NCR defines non-GAAP earnings per share as earnings per share excluding pension and special items.

NCR

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NCR Confidential 7 Q2 2013 SUMMARY  9% Revenue growth led by Retail, Hospitality & Services  Revenue diversity by industry, geography and channel offsetting Financial Services weakness, primarily in North America  Software/SaaS growth contributes meaningfully to gross margin expansion  Strong revenue growth, gross margin expansion and careful expense management lead to record NPOI margin  On-going investments in Innovation/R&D, Services and Sales  Retalix integration ahead of expectations; Strong Q2 results  Pension Phase III underway Reinvention thesis intact; NCR continues to execute a long-term plan towards building a hardware-enabled, software-driven business model

NCR Confidential PENSION BOB FISHMAN, CFO July 30, 2013

NCR Confidential  GAAP pension expense reduced to a run-rate basis of ~$20M in 2013  Underfunded status reduced to ~$100M by end of 2014  Pension liability decreased by at least $1B by end of 2014(2)  Free cash flow improvements of ~$50-70M (net of interest) by 2015, due to reduction of pension contributions  Significant reduction of volatility, funding risk, and administrative costs  Primarily debt-for-debt exchange and use of plan assets to finance Expect $300 - $400 million of capital requirements by end of 2014 9 PHASE III PENSION STRATEGY GOALS (1) All future funding estimates are approximations based on expected asset returns, discount rates, and local requirements. (2) Subject to any necessary regulatory approvals Address and resolve legacy pension issues to drive meaningful benefits (1)

NCR Confidential 10 SERP  Termination executed in late February. First round payments in June.  Final round of payments scheduled for Q2 2014. ~$95 million unfunded liability removed from pension liability. ERO  Program successful. US Plan Lump Sum Offers  Lump sum to certain remaining term-vested participants being executed in Q3 2013.  Other lump sum offers, including retiree lump sums, are in process.(1) International Plans  In process. US Pre-funding  $80 million of payments in connection with SERP termination. Additional contributions to US plan expected by year-end 2014. Mark-to-Market Accounting  Completed. PHASE III PENSION UPDATE On track to achieve stated goals (1) Subject to any necessary regulatory approvals

NCR Confidential SUPPLEMENTARY NON-GAAP MATERIALS

NCR Confidential NON-GAAP MEASURES 12 While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and the related presentation materials will include non-GAAP measures in an effort to provide additional useful information regarding NCR’s financial results. NCR’s management evaluates the Company’s results excluding certain items, such as pension expense and the effect of foreign currency translation, to assess the financial performance of the Company and believes this information is useful for investors because it provides a more complete understanding of NCR’s underlying operational performance, as well as consistency and comparability with NCR’s past reports of financial results. In addition, management uses certain of these measures to manage and determine effectiveness of its business managers and as a basis for incentive compensation. NCR management’s calculation of these non-GAAP measures may differ from similarly- titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for or superior to results determined in accordance with GAAP. The reconciliations of non-GAAP measures to comparable GAAP measures and other related information on the following slides are also available on the Investor Relations page of NCR’s website at www.ncr.com.

NCR Confidential NON-GAAP MEASURES 13 NPOI and Operational Gross Margin. The non-GAAP income from operations (i.e., non-pension operating income, or NPOI) and operational gross margin included in these materials exclude the impact of pension expense and certain special items. Due to the significant change in its pension expense from year to year and the non- operational nature of pension expense and these special items, including amortization of acquisition related intangibles, NCR’s management uses non-pension operating income to evaluate year-over-year operating performance. NCR may, in addition, segregate special items from its GAAP results from time to time to reflect the ongoing earnings per share performance of the company. NCR also uses non-pension operating income to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR determines non-pension operating income based on its GAAP income (loss) from operations excluding pension expense and special items. Free Cash Flow. Free cash flow (or FCF) does not have a uniform definition under GAAP. NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, and additions to capitalized software. NCR’s management uses free cash flow to assess the financial performance of the company and believes it is useful for investors because it relates the operating cash flow of the company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for, among other things, investment in the company’s existing businesses, strategic acquisitions, strengthening the company’s balance sheet, repurchase of company stock and repayment of the company’s debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Constant Currency. NCR’s period-over-period revenue growth on a constant currency basis excludes the effects of foreign currency translation. Due to the variability of foreign exchange rates from period to period, NCR’s management uses revenue on a constant currency basis to evaluate period-over-period operating performance. Revenue growth on a constant currency basis is calculated by translating prior period revenue at current period monthly average exchange rates.

NCR Confidential NON-GAAP RECONCILIATIONS 14 Q2 2013 Q2 2012 Q2 2013 Q2 2012 Gross Margin as a % of Revenue (GAAP) 27.8% 26.5% Income from Operations (GAAP) $139 $130 Pension Expense 0.3% 0.4% Pension Expense 9 10 Acquisition-Related Amortization of Intangibles 0.6% 0.4% Acquisition-Related Amortization of Intangibles 17 10 Acquisition-Related Purchase Price Adjustment 0.2% -- Acquisition-Related Costs 14 4 Acquisition-Related Purchase Price Adjustment 3 -- OFAC and FCPA Investigations(1) -- -- Gross Margin as a % of Revenue Excluding Pension and Special Items (non- GAAP) 28.9% 27.3% Non-Pension Operating Income (non-GAAP) $182 $154 $ in millions Gross margin as a % of Revenue (GAAP) to Gross Margin as a % of Revenue excluding Pension and Special Items (non-GAAP) Income from Operations (GAAP) to Non-Pension Operating Income (non-GAAP) (1) There can be no assurance that the Company will not be subject to fines or other remedial measures as a result of OFAC’s, the SEC’s or the DOJ’s investigations.

NCR Confidential 15 NON-GAAP RECONCILIATIONS Revenue Growth % (GAAP) to Constant Currency Revenue Growth % (non-GAAP) Q2 2013 Revenue growth % (GAAP) 9% Unfavorable foreign currency fluctuation impact 1% Constant currency revenue growth % (non-GAAP) 10%